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                      INTERNATIONAL MULTIFOODS CORPORATION

                 OFFICERS' CERTIFICATE AND AUTHENTICATION ORDER
                         FOR MEDIUM-TERM NOTES, SERIES B


          Pursuant to the Indenture, dated as of January 1, 1990, as supplemented by the First Supplemental Indenture, dated as of May 29, 1992 (as so supplemented, the "Indenture"), between International Multifoods Corporation (the "Company") and First Trust of New York, National Association (successor to Morgan Guaranty Trust Company of New York), as trustee (the "Trustee"), and resolutions adopted by the Board of Directors of the Company on December 15, 1995, this Officers' Certificate and Authentication Order is being delivered to the Trustee to establish the terms of a series of Securities in accordance with
Section 301 of the Indenture, to establish the forms of the Securities of such series in accordance with Section 201 of the Indenture and to establish procedures for the authentication and delivery of specific Securities of such series from time to time pursuant to Section 303 of the Indenture.

          Capitalized terms used but not defined herein and defined in the Indenture shall have the respective meanings ascribed to them in the Indenture.

          All conditions precedent provided for in the Indenture relating to the establishment of (i) a series of Securities, (ii) the forms of such series of Securities and (iii) the procedures for the authentication and delivery of such series of Securities have been complied with.

          A.     ESTABLISHMENT OF SERIES PURSUANT TO SECTION 301 OF INDENTURE.

          There is hereby established pursuant to Section 301 of the Indenture a series of Securities which shall have the following terms (the numbered clauses set forth below correspond to the numbered subsections of Section 301 of the Indenture):

          (1) The series of Securities hereby being authorized shall be known and designated as the "Medium-Term Notes, Series B" (referred to herein as the "Notes").

          (2) The aggregate principal amount of the Notes of such series which may be authenticated and delivered under the Indenture and pursuant to this Officers' Certificate is limited to $150,000,000 or the equivalent thereof in foreign currencies or composite currencies as specified (the "Specified Currency") in the applicable Authentication Certificate (as defined in Section C below) or, in the case of Original Issue Discount Notes (as defined below), such principal amount as will result in an aggregate initial offering price as specified in the applicable Authentication Certificate not to exceed such amount, (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture).

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          (3)    Unless previously redeemed or repaid, the principal of each
Note will be payable on the date from 9 months or more from its date of issue, as specified in such Note and in the applicable Authentication Certificate (the "Stated Maturity").

          (4) Each Note (other than a Zero Coupon Note (as defined below)) will bear interest from its Original Issue Date, or from and including the most recent Interest Payment Date to which interest on such Note has been paid or duly provided for, until the principal thereof is paid or made available for payment. The Authentication Certificate relating to each Note will indicate whether interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest is legally enforceable) and at what rate any such interest will accrue. Unless otherwise set forth in the applicable Authentication Certificate, interest will be payable on each Interest Payment Date and at Maturity. "Maturity" means the date on which the principal of a Note becomes due and payable in full in accordance with its terms and the terms of the Indenture, whether at Stated Maturity, upon acceleration, redemption, repayment or otherwise. Interest (other than defaulted interest which may be paid on a special record date) will be payable to the Holder at the close of business on the Regular Record Date next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable at Maturity will be payable to the person to whom principal shall be payable. The first payment of interest on any Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

     Unless otherwise indicated in the applicable Authentication Certificate, the Interest Payment Dates and the Regular Record Dates for Fixed Rate Notes (as defined below) shall be as described below under "Fixed Rate Notes." The Interest Payment Dates for Floating Rate Notes (as defined below) shall be as indicated in the applicable Authentication Certificate, and unless otherwise indicated in the applicable Authentication Certificate, each Regular Record Date for a Floating Rate Note will be the fifteenth day (whether or not a Business
Day) preceding each Interest Payment Date.

     The Authentication Certificate relating to each Note will specify (i) the price (expressed as a percentage of the aggregate principal amount thereof) at which such Note will be issued (the "Issue Price"); (ii) the date on which such Note will be issued (the "Original Issue Date"); (iii) the Stated Maturity; (iv) whether such Note is a Fixed Rate Note or a Floating Rate Note; (v) if such Note is a Fixed Rate Note, the rate per annum at which such Note will bear interest, if any, and the interest payment date or dates, if different from those set forth below under "Fixed Rate Notes"; (vi) if such Note is a Floating Rate Note, the Initial Interest Rate, the Interest Rate Basis, the Interest Reset Dates, the Interest Payment Dates, the Index Maturity, the maximum interest rate, if any, the minimum interest rate, if any, the Spread, if any, the Spread Multiplier, if any (all as defined below), and any other terms relating to the particular method of calculating the interest rate for such Note; (vii) whether such Note is an Original Issue Discount Note, and if so, the yield to maturity; (viii)

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whether such Note is a Currency Indexed Note or a Commodity Indexed Note
(each as defined below), and if so, the specific terms thereof; (ix) whether such Note is an Amortizing Note (as defined below), and if so, the basis or formula for the amortization of principal and/or interest and the payment dates for such periodic principal payments; and (x) the regular record date or dates (a "Regular Record Date") if other than as set forth below.

     The applicable Authentication Certificate may provide that payments of principal and interest on a Note shall be made in installments over the life of the Note ("Amortizing Notes"). Interest on each Amortizing Note will be computed as set forth in the applicable Authentication Certificate or in such Amortizing Note. Unless otherwise provided in such Authentication Certificate or in such Amortizing Note, payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof.

     All percentages resulting from any calculation with respect to any Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on any Notes will be rounded to the nearest cent with one half cent being rounded upward.

     As used herein, "Business Day" means, unless otherwise specified in the applicable Authentication Certificate, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, with respect to Notes as to which LIBOR (as defined below) is an applicable Base Rate (as defined below), is also a London Business Day (as defined below); PROVIDED, HOWEVER, that with respect to any Note denominated in a currency or currency unit other than U.S. dollars (a "Foreign Currency Note"), such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country of such Specified Currency (or, in the case of ECUs, is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made). As used herein, "London Business Day" means any day (i) if the Designated LIBOR Currency (as defined below) is other than the ECU, on which dealings in deposits in such Designated LIBOR Currency are transacted in the London interbank market or (ii) if the Designated LIBOR Currency is the ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made.

     Unless otherwise indicated in the applicable Authentication Certificate, each Note will bear interest at either (i) a fixed rate (a "Fixed Rate Note"), which may be zero in the case of certain Notes issued at a price representing a discount from the principal amount payable at Stated Maturity (a "Zero Coupon Note") or (ii) a


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floating rate (a "Floating Rate Note") determined by reference to an Interest
Rate Basis which may be adjusted by a Spread and/or Spread Multiplier (each term as defined below). Any Floating Rate Note may also have either or both of the following: (i) a maximum numerical interest rate limitation, or ceiling, on the rate of interest which may accrue during any interest period, and (ii) a minimum numerical interest rate limitation, or floor, on the rate of interest which may accrue during any interest period. The applicable Authentication Certificate relating to each Note will designate either a fixed rate of interest per annum on the applicable Fixed Rate Note or one of the following Interest Rate Bases as applicable to the relevant Floating Rate Note: (i) the Commercial Paper Rate, in which case such Note will be a "Commercial Paper Rate Note," (ii) the CD Rate, in which case such Note will be a "CD Rate Note," (iii) the Federal Funds Rate, in which case such Note will be a "Federal Funds Rate Note," (iv) the CMT Rate, in which case such Note will be a "CMT Rate Note," (v) the 11th District Cost of Funds Rate, in which case such Note will be an "11th District Cost of Funds Rate Note," (vi) the Kenny Rate, in which case such Note will be a "Kenny Rate Note,"
(vii) LIBOR, in which case such Note will be a "LIBOR Note," (viii) the Prime Rate, in which case such Note will be a "Prime Rate Note," (ix) the Treasury Rate, in which case such Note will be a "Treasury Rate Note," or (x) such other Interest Rate Basis as is set forth in such Authentication Certificate.

     Notwithstanding the determination of the interest rate as provided below, the interest rate on the Notes for any interest period shall not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified in the applicable Authentication Certificate. The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States law of general application.

FIXED RATE NOTES

     Each Fixed Rate Note (other than a Zero Coupon Note) will bear interest from its Original Issue Date at the annual rate stated on the face thereof, as specified in the applicable Authentication Certificate. Payments of interest on any Fixed Rate Note with respect to any Interest Payment Date will include interest accrued from and including the Original Issue Date, or from and including the next preceding Interest Payment Date, to but excluding the applicable Interest Payment Date or Maturity. Fixed Rate Notes may bear one or more annual rates of interest during the periods or under the circumstances specified therein and in the applicable Authentication Certificate. Interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

     Unless otherwise specified in the applicable Authentication Certificate, the Interest Payment Dates for Fixed Rate Notes (other than Amortizing Notes) will be either semiannually on each March 15 and September 15 or annually on March 15 and the Regular Record Dates will be each March 1 and November 1 or March 1, as the case may be (whether or not a Business Day). Unless otherwise specified in the applicable Authentication Certificate, payments of principal and interest on Fixed


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Rate Amortizing Notes will be made either quarterly on each March 15, June 15,
September 15 and December 15, semiannually on each March 15 and September 15 or annually on each March 15, as set forth in the applicable Authentication Certificate, and at Maturity. Unless otherwise specified in the applicable Authentication Certificate, Regular Record Dates with respect to Fixed Rate Amortizing Notes will be the 15th day (whether or not a Business Day) next preceding each Interest Payment Date. If the Interest Payment Date or Maturity for any Fixed Rate Note is a day that is not a Business Day, all payments to be made on such day will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delayed payment.

FLOATING RATE NOTES

     The interest rate on each Floating Rate Note will be equal to the interest rate calculated by reference to the specified Interest Rate Basis (i) plus or minus the Spread, if any, and/or (ii) multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified in the applicable Authentication Certificate as being applicable to such Note, and the "Spread Multiplier" is the percentage specified in the applicable Authentication Certificate as being applicable to such Note. The applicable Authentication Certificate will specify the Interest Rate Basis and the Spread and/or Spread Multiplier, if any, and the maximum or minimum interest rate limitation, if any, applicable to each Floating Rate Note. In addition, such Authentication Certificate will specify the Calculation Agent, Index Maturity, Original Issue Date, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date set forth in the applicable Authentication Certificate (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to such Note.

     Except as provided below or in the applicable Authentication Certificate, interest on Floating Rate Notes, including Floating Rate Amortizing Notes, will be payable, (i) in the case of Floating Rate Notes that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face thereof and in the applicable Authentication Certificate; (ii) in the case of Floating Rate Notes, including Floating Rate Amortizing Notes, that reset quarterly, on the third Wednesday of March, June, September and December of each year; (iii) in the case of Floating Rate Notes, including Floating Rate Amortizing Notes, that reset semiannually, on the third Wednesday of each of two months of each year specified on the face thereof and in the applicable Authentication Certificate; and (iv) in the case of Floating Rate Notes, including Floating Rate Amortizing Notes, that reset annually, on the third Wednesday of one month of each year specified on the face thereof and in the applicable Authentication Certificate (each such day being an "Interest Payment Date") and, in each case, at Maturity. If any Interest Payment Date, other than Maturity, for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day (except that in the case of a LIBOR Note, if such Business Day


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is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding London Business Day). If the Maturity for any Floating Rate Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to such Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delayed payment.

     The rate of interest on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Reset Period" for such Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified in the applicable Authentication Certificate. The Interest Reset Date will be, in the case of Floating Rate Notes which reset daily, each Business Day; in the case of Floating Rate Notes (other than Treasury Rate Notes) which reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which reset weekly, the Tuesday of each week, except as provided below; in the case of Floating Rate Notes which reset monthly, the third Wednesday of each month (with the exception of monthly reset 11th District Cost of Funds Rate Notes, which will reset on the first calendar day of the month); in the case of Floating Rate Notes which reset quarterly, the third Wednesday of each March, June, September and December; in the case of Floating Rate Notes which reset semiannually, the third Wednesday of the two months of each year specified in the applicable Authentication Certificate; and in the case of Floating Rate Notes which reset annually, the third Wednesday of one month of each year specified in the applicable Authentication Certificate; PROVIDED, HOWEVER, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to a Floating Rate Note will be the Initial Interest Rate (as set forth in the applicable Authentication Certificate). If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, the Interest Reset Date for such Floating Rate Note shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Each adjusted rate shall be applicable on and after the Interest Reset Date to which it relates, to, but not including, the next succeeding Interest Reset Date or until Maturity, as the case may be.

     The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period. Unless otherwise specified in the applicable Authentication Certificate, the "Interest Determination Date" pertaining to an Interest Reset Date for (i) a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), (ii) a CD Rate Note (the "CD Interest Determination Date"), (iii) a Federal Funds Rate Note (the "Federal Funds Interest Determination Date"), (iv) a CMT Rate Note (the "CMT Interest Determination Date"), (v) a Kenny Rate Note (the "Kenny Rate Interest Determination Date"), or
(vi) a Prime Rate Note (the "Prime Interest Determination Date") will be the second Business Day prior to such Interest Reset Date. Unless otherwise specified in the applicable Authentication Certificate, the Interest Determination Date pertaining to an Interest Reset Date for an 11th District Cost of Funds Rate Note (the "11th District Interest Determination Date")



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will be the last Business Day of the month immediately preceding such Interest
Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below). Unless otherwise specified in the applicable Authentication Certificate, the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding each Interest Reset Date. Unless otherwise specified in the applicable Authentication Certificate, the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as a result of a legal holiday, an auction is held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified in the applicable Authentication Certificate, the "Calculation Date" pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

     "Index Maturity" means, with respect to a Floating Rate Note, the period to maturity of the instrument or obligation on which the interest rate formula is based, as specified in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, interest on Floating Rate Notes will accrue from and including the Original Issue Date or from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding the Interest Payment Date or Maturity, as the case may be. With respect to Floating Rate Notes, accrued interest shall be calculated by multiplying the face amount of the Note by an accrued interest factor. Such accrued interest factor is computed by adding the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. The interest factor for each such day (unless otherwise specified in the applicable Authentication Certificate) is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, CD Rate Notes, Federal Funds Rate Notes, 11th District Cost of Funds Rate Notes, LIBOR Notes and Prime Rate Notes, or by 365 days in the case of Kenny Rate Notes or by the actual number of days in the year, in the case of CMT Rate Notes or Treasury Rate Notes.

     The Calculation Agent shall calculate the interest rate on the Floating Rate Notes, as provided below. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.


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     COMMERCIAL PAPER RATE NOTES

     Each Commercial Paper Rate Note will bear interest at the interest rate (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any) specified in the Commercial Paper Rate Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified in the applicable Authentication Certificate as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified in the applicable Authentication Certificate as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity designated in the applicable Authentication Certificate placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect immediately prior to such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

              Money Market Yield =           D   X   360
                                    -----------------------------
                                             360 - (D X M)          X  100


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where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

     CD RATE NOTES

     Each CD Rate Note will bear interest at the interest rate (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any) specified in the CD Rate Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date shall be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the CD Rate on such CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the applicable Authentication Certificate in a denomination of $5,000,000; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect immediately prior to such CD Interest Determination Date.

     CMT RATE NOTES

     Each CMT Rate Note will bear interest at the interest rate (calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any) specified in the CMT Rate Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release
H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT

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Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P. M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED, HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified in the applicable Authentication Certificate (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified in the applicable Authentication Certificate, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified in the applicable Authentication Certificate with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Authentication Certificate, the Designated CMT Maturity Index shall be two years.

     FEDERAL FUNDS RATE NOTES

     Each Federal Funds Rate Note will bear interest at the interest rate (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Federal Funds Rate Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (each as rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect immediately prior to such Federal Funds Interest Determination Date.

     11TH DISTRICT COST OF FUNDS RATE NOTES

     Each 11th District Cost of Funds Rate Note will bear interest at the interest rate (calculated with reference to the 11th District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the 11th District Cost of Funds Rate Note and in the Authentication Certificate.

     Unless otherwise specified in the applicable Authentication Certificate, "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such 11th District Cost of Funds Rate Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related 11th District Interest Determination Date, the 11th District Cost of Funds Rate for such 11th District Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date.

     KENNY RATE NOTES

     Each Kenny Rate Note will bear interest at the interest rate (calculated with reference to the Kenny Rate and the Spread and/or Spread Multiplier, if
any) specified in the applicable Kenny Rate Note and in the Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "Kenny Rate" means, with respect to any Kenny Rate Interest Determination Date, the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index is, and shall be, based upon 30 day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (iii) not subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any Kenny Rate Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

     LIBOR NOTES

     Each LIBOR Note will bear interest at the interest rate (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any) specified in the LIBOR Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "LIBOR" means, with respect to any LIBOR Interest Determination Date, the rate determined in accordance with the following provisions:

          (i) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified in the Note and the applicable Authentication Certificate, the arithmetic mean of the offered rates (unless the specified designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity designated in the Note and the applicable Authentication Certificate, commencing on the second London Business Day immediately following the LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified in the Note and the applicable Authentication Certificate as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified in the Note and the applicable Authentication Certificate, the rate for deposits in the Designated LIBOR Currency having the Index Maturity designated in the Note and the applicable Authentication Certificate, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified in the Note and the applicable Authentication Certificate as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page with respect to LIBOR Reuters by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

          (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity designated in the Note and the applicable Authentication Certificate, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading banks, having the Index Maturity designated in the Note and the applicable Authentication Certificate in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

     "Designated LIBOR Currency" means, as with respect to any LIBOR Note, the currency (including a composite currency), if any, designated in the Note and the applicable Authentication Certificate as the Designated LIBOR Currency. If no such currency is designated in the Note and the applicable Authentication Certificate, the Designated LIBOR Currency shall be U.S. dollars.

     "Designated LIBOR Page" means either (i) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Designated LIBOR Currency (if "LIBOR Reuters" is designated in the Note and the applicable Authentication Certificate), or (ii) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable designated LIBOR Currency (if "LIBOR Telerate" is designated in the Note and the applicable Authentication Certificate). If neither LIBOR Reuters nor LIBOR Telerate is specified in the Note and applicable Authentication Certificate, LIBOR for the applicable Designated LIBOR Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Designated LIBOR Currency, page 3750) had been chosen.

     "Principal Financial Center" means, with respect to any LIBOR Note, unless otherwise specified in the Note and the applicable Authentication Certificate, the capital city of the country that issues as its legal tender the Designated LIBOR Currency of such Note, except that with respect to U.S. dollars and ECUs, the Principal Financial Center shall be The City of New York and Brussels, respectively.

     PRIME RATE NOTES

     Each Prime Rate Note will bear interest at the interest rate (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if
any) specified in the Prime Rate Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan."
In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page as such bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page for the Prime Interest Determination Date, the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent to provide such rate or rates; PROVIDED, HOWEVER, that if the bank or trust company selected as aforesaid is not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect immediately prior to such Prime Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rate Service (or such other page as may replace the NYMF page on the service for the purpose of displaying the prime rate or base lending rate of major banks).

     TREASURY RATE NOTES

     Each Treasury Rate Note will bear interest at the interest rate (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if
any) specified in the Treasury Rate Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Authentication Certificate as published in H.15(519) under the heading, "Treasury bills--auction average (investment)" or, if not so published by 3.00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the average auction rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that such rate is not available by 3:00 P.M., New York City time, on such Treasury Interest Determination Date, or if no such auction is held in a particular week, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated in the applicable Authentication Certificate; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect immediately prior to such Treasury Interest Determination Date.

          (5) Unless otherwise specified in the applicable Authentication Certificate, payments of interest and, in the case of Amortizing Notes, principal with respect to any Certificated Note (other than interest and, in the case of Amortizing Notes, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest (and, in the case of Amortizing Notes, principal) on any Certificated Note may be made by wire transfer of immediately available funds to an account at a bank located within the United States as designated by each Holder not less than 15 calendar days prior to the applicable Interest Payment Date. A Holder of $10,000,000 or more in aggregate principal amount of Certificated Notes of like tenor and terms with the same Interest Payment Date may demand payment by wire transfer but only if appropriate payment instructions have been received in writing by the Trustee, not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on the Notes. Payment of the principal of (and premium, if any) and any interest due with respect to any Certificated Note at Maturity will be made in immediately available funds upon surrender of such Note at the Corporate Trust Office of the Trustee in The City of New York accompanied by wire transfer instructions, provided that the Certificated Note is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

     Unless otherwise specified in the applicable Authentication Certificate, payments of principal (and premium, if any) and any interest with respect to any Foreign Currency Note will be made by wire transfer to such account with a bank located in the country issuing the Specified Currency (or, with respect to Foreign Currency Notes denominated in ECUs, Brussels) or other jurisdiction acceptable to the Company and the Trustee as shall have been designated at least 15 days prior to the Interest Payment Date or Maturity, as the case may be, by the Holder of such Foreign Currency Note on the relevant Regular Record Date or at Maturity, provided that, in the case of payment of principal of (and premium, if any) and any interest due at Maturity, the Foreign Currency Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office, and, unless revoked, any such designation made with respect to any Foreign Currency Note by a Holder will remain in effect with respect to any further payments with respect to such Foreign Currency Note payable to such Holder. If a payment with respect to any such Foreign Currency Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 15 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Foreign Currency Notes in respect of which such payments are made.

     Payment of principal of and any premium and interest on Book-Entry Notes represented by any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Book-Entry Notes represented thereby for all purposes under the Indenture.

          (6) The Notes will be redeemable at the option of the Company prior to the Stated Maturity only if an Initial Redemption Date is specified in the applicable Authentication Certificate ("Initial Redemption Date"). If so specified, the Notes will be subject to redemption at the option of the Company on any date on and after the applicable Initial Redemption Date in whole or from time to time in part in increments of $1,000 or the minimum denomination specified in such Authentication Certificate (provided that any remaining principal amount thereof shall be at least $1,000 or such minimum denomination), at the applicable Redemption Price (as defined below) on notice given not more than 60 nor less than 30 days prior to the date of redemption and in accordance with the provisions of the Indenture. "Redemption Price," with respect to a Note, means an amount equal to the sum of (i) the Initial Redemption Percentage specified in such Authentication Certificate (as adjusted by the Annual Redemption Percentage Reduction, if applicable (as specified in such Authentication Certificate)) multiplied by the unpaid principal amount or the portion to be redeemed plus (ii) accrued interest to the date of redemption. The Initial Redemption Percentage, if any, applicable to a Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount thereof or the portion thereof to be redeemed.

          (7) Unless otherwise specified in the applicable Authentication Certificate, the Notes will not be subject to any sinking fund. The Authentication Certificate relating to each Note will specify whether such Note can be repaid prior to Stated Maturity or whether such Note will be repayable at the option of the Holder on a date or dates specified prior to Stated Maturity at a price or prices set forth in the applicable Authentication Certificate, together with accrued interest to the date of repayment.

     In order for a Note that is repayable at the option of the Holder to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 60 days prior to the repayment date (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Paying Agent by such Business Day. Unless otherwise specified in the applicable Authentication Certificate, exercise of the repayment option by the Holder of a Note shall be irrevocable. The repayment option may be exercised by the Holder of a Note for less than the entire principal amount of the Note, provided that the principal amount of the Note remaining outstanding after such repayment is of an authorized denomination.

     While the Book-Entry Notes are represented by the Global Securities held by or on behalf of the Depositary, and registered in the name of the Depositary or the Depositary's nominee, the option for repayment may be exercised by the applicable participant that has an account with the Depositary, on behalf of the beneficial owners of the Global Security or Securities representing such Book-Entry Notes, by delivering a written notice substantially similar to the above mentioned form to the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the date of repayment. Notices of election from participants on behalf of beneficial owners of the Global Security or Securities representing such Book-Entry Notes to exercise their option to have such Book-Entry Notes repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Global Security or Securities representing Book-Entry Notes shall effect delivery at the time such notices of election are given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in the Global Security or Securities representing such Book-Entry Notes, on the Depositary's records, to the Trustee.

          (8) Unless otherwise specified in the applicable Authentication Certificate, any Note denominated in U.S. dollars will be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The authorized denominations of any Note denominated in other than U.S. dollars will be specified in the applicable Authentication Certificate.

          (9) Notwithstanding anything herein to the contrary, unless otherwise specified in the applicable Authentication Certificate, if a Note is an Original Issue Discount Note, the amount payable on such Note in the event the principal thereof is declared to be due and payable immediately upon an Event of Default as described in the Indenture, or in the event of the redemption or repayment thereof prior to its Stated Maturity, shall be the Amortized Face Amount of such Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of an Original Issue Discount Note shall be the amount equal to (i) the principal amount of such Note multiplied by the Issue Price set forth in the applicable Authentication Certificate plus (ii) the portion of the difference between the dollar amount determined pursuant to the preceding clause (i) and the principal amount of such Note that has accreted at the yield to maturity set forth in the Authentication Certificate (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment, but in no event shall the Amortized Face Amount of an Original Issue Discount Note exceed its principal amount.

     "Original Issue Discount Note" means, (i) a Note that has a stated redemption price at Maturity that exceeds its Issue Price (as defined for U.S. federal income tax purposes) by at least 0.25% of its stated redemption price at Maturity multiplied by the number of full years from the Original Issue Date to the Stated Maturity for such Notes and (ii) any other Note designated by the Company as issued with original issue discount for U.S. federal income tax purposes.

     For purposes of determining whether Holders of the requisite principal amount of Notes outstanding under the Indenture have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Original Issue Discount Notes shall be deemed to be the amount of the principal that would be due and payable upon declaration of acceleration of the Stated Maturity thereof as of the date of such determination.

          (10) Unless otherwise specified in the applicable Authentication Certificate, the Notes will be denominated in U.S. dollars and principal of (and premium, if any) and any interest on the Notes will be payable in U.S. dollars.

          (11) If so specified in the applicable Authentication Certificate, except as provided below, payments of principal (and premium, if any) and any interest with respect to any Foreign Currency Note will be made in U.S. dollars if the Holder of such Foreign Currency Note on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at its principal office on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be. Such request may be delivered by mail, by hand or by cable, telex or any other form of facsimile transmission. Any such request made with respect to any Foreign Currency Note by a Holder will remain in effect with respect to any further payments of principal (and premium, if any) and any interest with respect to such Foreign Currency Note payable to such Holder, unless such request is revoked by written notice received by the Paying Agent on or prior to the relevant Regular Record Date or the date 15 days prior to Maturity, as the case may be (but no such revocation may be made with respect to payments made on any such Foreign Currency Note if an Event of Default has occurred with respect thereto or upon the giving of a notice of redemption).

     The U.S. dollar amount to be received by a Holder of a Foreign Currency Note who elects to receive payments in U.S. dollars will be based on the highest indicated bid quotation for the purchase of U.S. dollars in exchange for the Specified Currency obtained by the Currency Determination Agent (as defined below) at approximately 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date (the "Conversion Date") from the bank composite or multicontributor pages of the Quoting Source for three (or two if three are not available) major banks in The City of New York. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Quoting Source will be used. If fewer than two such bid quotations are available at 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date, such payment will be based on the Market Exchange Rate as of the second Business Day next preceding the applicable payment date. If the Market Exchange Rate (as defined below) for such date is not then available, such payment will be made in the Specified Currency. As used herein, the "Quoting Source" means Reuters Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that such service is not available, Telerate Monitor Foreign Exchange Service, or if the Currency Determination Agent determines that neither service is available, such comparable display or other comparable manner of obtaining quotations as shall be agreed between the Company and the Currency Determination Agent. All currency exchange costs associated with any payment in U.S. dollars on any such Foreign Currency Note will be borne by the Holder thereof by deductions from such payment. The currency determination agent (the "Currency Determination Agent") with respect to any Foreign Currency Notes will be specified in the applicable Authentication Certificate for such Foreign Currency Notes.

     If payment in respect of a Foreign Currency Note is required to be made in any currency unit and such currency unit is unavailable, in the good faith judgment of the Company, due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of such Foreign Currency Note shall be made in U.S. dollars until such currency unit is again available. The amount of each payment of U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Currency Determination Agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate for each such Component Currency as of the Conversion Date. "Market Exchange Rate" means the noon buying rate in The City of New York for cable transfers of such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York.

     If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

     All determinations referred to above made by the Currency Determination Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Foreign Currency Notes.

          (12) Notes may be issued with the principal amount payable at Maturity, or the amount of interest payable on an Interest Payment Date, to be determined by reference to a currency exchange rate, composite currency, commodity price or other financial or non-financial index as set forth in the applicable Authentication Certificate.

CURRENCY INDEXED NOTES

     The applicable Authentication Certificate may provide that the principal amount payable at Maturity and/or the interest rate of a Note shall be determined by a formula which makes reference to the rate of exchange between one currency ("Currency I") and another currency ("Currency II"; together with Currency I, the "Selected Currencies," both as specified in the applicable Authentication Certificate), neither of which need be the Specified Currency of such Notes (the "Currency Indexed Notes"). Unless otherwise specified in the applicable Authentication Certificate, Holders of Currency Indexed Notes will be entitled to receive (i) an amount in respect of principal equal to the principal amount of the Currency

Indexed Notes plus an adjustment, which may be negative or positive, based on the change in the relationship between Selected Currencies or (ii) an amount of interest calculated at the stated rate of interest on the Currency Indexed Note plus an adjustment, which may be negative or positive, based on the change in the relationship between the Selected Currencies, in each case determined as
described below.   As specified in the Authentication Certificate, the exchange rate designated as the base exchange rate (the "Base Exchange Rate") will be the initial rate at which Currency I can be exchanged for Currency II and from which the change in such exchange rate will be measured.

     Unless otherwise specified in the applicable Authentication Certificate, the payment of principal at Maturity and interest on each Interest Payment Date (until the payment thereof is paid or made available for payment) with respect to a Currency Indexed Note will be payable in the Specified Currency in amounts calculated in the manner described below.

     Unless otherwise specified in the applicable Authentication Certificate, principal at Maturity, if indexed, will be payable in an amount equal to the principal amount of the Currency Indexed Note, plus or minus an amount determined by reference to the difference between the Base Exchange Rate specified in the applicable Authentication Certificate and the rate at which Currency I can be exchanged for Currency II on the second Business Day prior to the Maturity (the "Determination Date") of such Currency Indexed Note, as determined by the determination agent specified in the applicable Authentication Certificate (the "Determination Agent"). Unless otherwise specified in the applicable Authentication Certificate, the interest payable on any Interest Payment Date, if indexed, will be payable in an amount equal to the stated interest rate of the Currency Indexed Note, plus or minus a rate adjustment determined by reference to the difference between the Base Exchange Rate specified in the applicable Authentication Certificate and the rate at which Currency I can be exchanged for Currency II on the second Business Day prior to the Interest Payment Date (the "Indexed Interest Determination Date") of such Currency Indexed Note, as determined by the Determination Agent, applied to the average principal amount outstanding of such Note for the period being measured. For the purpose of this determination, such rate of exchange on the Determination Date or the Indexed Interest Determination Date, as the case may be, will be the average of quotations for settlement on the Maturity date or the relevant Interest Payment Date, as the case may be, obtained by the Determination Agent from three Reference Dealers in The City of New York at approximately 11:00 A.M., New York City time, on either the Determination Date or the relevant Indexed Interest Determination Date, as the case may be.

     The formulas to be used by the Determination Agent to determine the principal amount and/or the stated interest rate of a Currency Indexed Note payable at Maturity or any Interest Payment Date will be specified in the applicable Authentication Certificate by reference to the appropriate formula and will be as follows:

     PRINCIPAL

     (i) If principal is to increase when the Spot Rate (as defined below) exceeds the Base Exchange Rate, and if principal is to decrease when the Spot Rate is less than the Base Exchange Rate, the formula to determine the principal amount of a Currency Indexed Note payable at Maturity shall equal:

  Principal Amount + (Principal Amount x F x [Spot Rate -- Base Exchange Rate])
                                              ------------------------------
                                                          Spot Rate

To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will sell Currency I in exchange for a single unit of Currency II.

     (ii) If principal is to increase when the Base Exchange Rate exceeds the Spot Rate, and if principal is to decrease when the Base Exchange Rate is less than the Spot Rate, the formula to determine the principal amount of a Currency Indexed Note payable at Maturity shall equal:

  Principal Amount + (Principal Amount x F x [Base Exchange Rate -- Spot Rate])
                                              ------------------------------
                                                         Spot Rate

To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will purchase Currency I in exchange for a single unit of Currency II.

     INTEREST

     (i) If interest is to increase when the Spot Rate exceeds the Base Exchange Rate, and if interest is to decrease when the Spot Rate is less than the Base Exchange Rate, the formula to determine the interest rate payable on any Interest Payment Date on a Currency Indexed Note shall equal:

                 Stated Interest Rate + (F x [Spot Rate--Base Exchange Rate])
                                       ----------------------------
                                                  Spot Rate

To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will sell Currency I in exchange for a single unit of Currency II.

     (ii) If interest is to increase when the Base Exchange Rate exceeds the Spot Rate, and if interest is to decrease when the Base Exchange Rate is less than the Spot Rate, the formula to determine the interest rate payable on any Interest Payment Date on a Currency Indexed Note shall equal:

                 Stated Interest Rate + (F x [Base Exchange Rate--Spot Rate])
                                       ----------------------------
                                                     Spot Rate

To determine the "Spot Rate" for use in this formula, each Reference Dealer's quotation will be the rate at which such Reference Dealer will purchase Currency I in exchange for a single unit of Currency II.

          In each of the above formulas "F" will be the leverage factor, if any, used in such formula.

COMMODITY INDEXED NOTES

          The applicable Authentication Certificate may provide that the principal amount payable at Maturity and/or the interest rate of a Note shall be determined by a formula which makes reference to a commodity price and/or commodity index, as specified in the applicable Authentication Certificate (a "Commodity Indexed Note"). The Authentication Certificate relating to a Commodity Indexed Note will set forth the method by which the amount of interest payable, and the amount of principal payable at Maturity, in respect of such Commodity Indexed Note will be determined.


          (13) Unless otherwise specified in the applicable Authentication Certificate, Sections 1009, 1010, 1011, 1012 and 1013 of the Indenture shall be applicable in their entirety to the Notes.

          (14) Each Note will be represented by either a Global Security registered in the name of the Depositary or its nominee (each Note represented by a Global Security being herein referred to as a "Book-Entry Note") or a certificate issued in definitive form (a "Certificated Note"), as set forth in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, The Depository Trust Company will act as Depositary.

          (15) Subject to the terms of the Indenture and the resolutions and authorizations referred to in the first paragraph hereof, the Notes shall have such other terms (which may be in addition to or different from the terms set forth herein) as are specified in the applicable Authentication Certificate.


          B.     ESTABLISHMENT OF NOTE FORMS PURSUANT TO SECTION 201 OF
                 INDENTURE.

          It is hereby established pursuant to Section 201 of the Indenture that Notes denominated in U.S. dollars (whether Book-Entry Notes or Certificated Notes) shall be substantially in the forms attached as Exhibits A and B hereto, unless a different form is provided in the applicable Authentication Certificate (which Authentication Certificate shall be an "Officers' Certificate" satisfying the requirements of Section 201 of the Indenture). The Notes shall have such additional terms as shall be set forth in the applicable Authentication Certificate and delivered to the Trustee or its authenticating agent. Upon receipt (including by facsimile) of such an Authentication Certificate, the Trustee or its authenticating agent is hereby instructed to insert such terms on the face of the Notes relating thereto.

          C. ESTABLISHMENT OF PROCEDURES FOR AUTHENTICATION AND DELIVERY OF NOTES PURSUANT TO SECTION 303 OF INDENTURE.

          It is hereby ordered pursuant to Section 303 of the Indenture that Notes may be authenticated from time to time by the Trustee and issued in an aggregate principal amount not to exceed the amount set forth in Section A(2) above, in accordance with the Administrative Procedure attached hereto as Exhibit C (the "Administrative Procedure") and upon receipt by the Trustee (including by facsimile) of an Authentication Certificate supplemental to this Officers' Certificate and Authentication Order, in substantially the form attached as Exhibit D hereto (an "Authentication Certificate"), setting forth the information specified or contemplated therein for the particular Notes to be authenticated and issued.

          D.     CERTIFICATION PURSUANT TO SECTION 102 OF INDENTURE.

          The undersigned have read the pertinent sections of the Indenture including the related definitions contained therein. The undersigned have examined the resolutions adopted by the Board of Directors of the Company on December 15, 1995. In the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not the conditions precedent to the establishment of (i) a series of Securities, (ii) the forms of such Securities and (iii) authentication of such series of Securities contained in the Indenture have been complied with. In the opinion of the undersigned, such conditions have been complied with.


Dated:  February 1, 1996

                                          INTERNATIONAL MULTIFOODS
                                             CORPORATION



                                          By /s/ Duncan H. Cocroft
                                            ------------------------
                                             Duncan H. Cocroft
                                             Vice President-Finance,
                                             Chief Financial Officer and
                                             Treasurer



                                          By /s/ Anthony T. Brausen
                                            ------------------------
                                             Anthony T. Brausen
                                             Assistant Treasurer

                                                                       EXHIBIT A

REGISTERED                                                   REGISTERED
                  INTERNATIONAL MULTIFOODS CORPORATION       Principal Amount:
No. BA-                 Medium-Term Note, Series B           $
                             (Fixed Rate Note)               CUSIP
                                                             No.

     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC, AS DEPOSITARY FOR THIS SERIES OF SECURITIES (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]


ORIGINAL ISSUE DATE:                    MATURITY DATE:

INTEREST RATE:                          REDEMPTION TERMS:

OTHER TERMS:                            REPAYMENT TERMS:


     International Multifoods Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ United States Dollars ($_________) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date shown above, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on each March 15 and September 15 in each year or such other dates, if any, as are specified under "Other Terms" above (the "Interest

Payment Dates"), and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment, and (if specified under "Other Terms" above and to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the Interest Rate shown above on any overdue principal and on any overdue installment of interest; PROVIDED, HOWEVER, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date.
The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be the March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     If an Initial Redemption Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Payment of any interest due on any Note of this series (that is not a Global Security) will be made by mailing a check to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and principal on any Note of this series (that is not a Global Security) may be made by wire transfer of immediately available funds to an account at a bank located within the United States as designated by each Holder not less than 15 calendar days prior to the applicable Interest Payment Date. A Holder of $10,000,000 or more in aggregate principal amount of Notes of this series (that is not a Global Security) of like tenor and terms with the same Interest Payment Date may demand payment by wire transfer but only if appropriate payment instructions have been received in writing by the Trustee, not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on the Notes. Payment of the principal of (and premium, if any) and any interest due with respect to any Note of this series (that is not a Global Security) at Maturity will be made in immediately available funds upon surrender of such Note at the Corporate Trust Office of the Trustee in The City of New York accompanied by wire transfer instructions, provided that such Note is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

     Payment of principal of (and premium, if any) and interest due on any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security for all purposes under the Indenture.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.




[SEAL]                     INTERNATIONAL MULTIFOODS CORPORATION


                           By
                              ------------------------------
                              Title:

Attest:


------------------------------
Title:


Dated:





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                           FIRST TRUST OF NEW YORK,
                           NATIONAL ASSOCIATION,
                           as Trustee


                           By
                              ------------------------------
                              Authorized Signatory

                      INTERNATIONAL MULTIFOODS CORPORATION
                           Medium-Term Note, Series  B
                                (Fixed Rate Note)



     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued or to be issued in one or more series under an Indenture, dated as of January 1, 1990, as amended and supplemented by the First Supplemental Indenture thereto, dated as of May 29, 1992 (the Indenture, as so amended and supplemented, being herein called the "Indenture"), between the Company and First Trust of New York, National Association (successor to Morgan Guaranty Trust Company of New York), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes (as defined below) and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as Medium-Term Notes, Series B (the "Notes"). By the terms of the Indenture, Securities, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     Unless otherwise set forth under "Other Terms" above, the Notes of this series are issuable only in registered form without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Notes of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture, and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series in definitive registered form are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest hereon shall be computed on the basis of a 360-day year of twelve 30-day months.

     In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal (and premium, if any) otherwise payable on such date will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date.

     If an Initial Redemption Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. Notice of redemption will be given by mail to the Holder of this Note not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     Unless otherwise specified under "Other Terms" above, this Note will not be subject to any sinking fund.

     If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms", this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms". In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or
(ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, the limitations set forth on the first page hereof) therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     TEN ENT--as tenants by the entireties

     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT--_______________Custodian_______________
                             (Cust)                 (Minor)

                        under Uniform Gift to Minors Act

                     ----------------------------------------
                                     (State)

       Additional abbreviations may be used though not in the above list.

                                   ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------
|                           |
-----------------------------



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
             ------------------------------------------------------------------

-------------------------------------------------------------------------------
to transfer said Note on the books of the Company, with full power of substitution in the premises.




Dated:
       ----------------------------

Signature Guaranteed

-----------------------------------     ---------------------------------------
                                        NOTICE: The signature to this
                                        assignment must correspond
                                        with the name as written upon
                                        the face of the within
                                        Note in every particular,
                                        without alteration or
                                        enlargement or any change whatever.

                            OPTION TO ELECT REPAYMENT


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY --- In order for a Note that is repayable at the option of the Holder to be repaid prior to Stated Maturity, the option for repayment must be exercised by the applicable participant that has an account with the Depositary, on behalf of the beneficial owner of the Note, by delivering a written notice substantially similar to this form to the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the Repayment Date. Notices of election from participants on behalf of beneficial owners of the Note to exercise their option to have such Note repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Note shall effect delivery at the time such notice of election is given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in the Note, on the Depositary's records, to the Trustee.]

     [INSERT IF THE SECURITY IS NOT A GLOBAL SECURITY --- In order for a Note that is repayable at the option of the Holder to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 60 days prior to the Repayment Date (i) the Note with the information required below duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the information required below duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and information duly completed are received by the Paying Agent by such Business Day. Unless otherwise specified above, exercise of the repayment option by the Holder of a Note shall be irrevocable. The repayment option may be exercised by the Holder of a Note for less than the entire principal amount of the Note, provided that the principal amount of the Note remaining outstanding after such repayment is of an authorized denomination.]

The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Please Print or Typewrite Name and Address of the Undersigned)


If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the undersigned elects to have repaid:


------------------------------------------------------------------------------;
and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

------------------------------.


Dated:
       ----------------------------     ---------------------------------------

                                        ---------------------------------------


     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B

REGISTERED                                                     REGISTERED
                    INTERNATIONAL MULTIFOODS CORPORATION       Principal Amount:
No. BB-                  Medium-Term Note, Series B            $
                            (Floating Rate Note)               CUSIP
                                                               No.


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC, AS DEPOSITARY FOR THIS SERIES OF SECURITIES (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

ORIGINAL ISSUE DATE:                              MATURITY DATE:

INITIAL INTEREST RATE:                            SPREAD:

INTEREST RATE BASIS:                              SPREAD MULTIPLIER:

  [     ] COMMERCIAL PAPER RATE                   REDEMPTION TERMS:
  [     ] CD RATE
  [     ] CMT RATE
          DESIGNATED CMT TELERATE PAGE:           REPAYMENT TERMS:
          DESIGNATED CMT MATURITY INDEX:
  [     ] FEDERAL FUNDS RATE
  [     ] 11TH DISTRICT COST OF FUNDS RATE
  [     ] KENNY RATE                              CALCULATION AGENT:
  [     ] LIBOR
          DESIGNATED LIBOR CURRENCY:
          DESIGNATED LIBOR PAGE:
  [     ] PRIME RATE
  [     ] TREASURY RATE
  [     ] OTHER (SEE "OTHER TERMS")               OTHER TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST RESET DATES:

INTEREST PAYMENT DATES:

     International Multifoods Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ United States Dollars ($_________) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date shown above, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions below relating to the applicable Interest Rate Basis specified above, until the principal hereof is paid or made available for payment, and (if specified under "Other Terms" above and to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the Interest Rate shown above on any overdue principal and on any overdue installment of interest; PROVIDED, HOWEVER, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be the fifteenth calendar day (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.


     If an Initial Redemption Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Payment of any interest due on any Note of this series (that is not a Global Security) will be made by mailing a check to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and principal on any Note of this series (that is not a Global Security) may be made by wire transfer of immediately available funds to an account at a bank located within the United States as designated by each Holder not less than 15 calendar days prior to the applicable Interest Payment Date. A Holder of $10,000,000 or more in aggregate principal amount of Notes of this series (that are not Global Securities) of like tenor and terms with the same Interest Payment Date may demand payment by wire transfer but only if appropriate payment instructions have been received in writing by the Trustee, not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on the Notes. Payment of the principal of (and premium, if any) and any interest due with respect to any Note of this series (that is not a Global Security) at Maturity will be made in immediately available funds upon surrender of such Note at the Corporate Trust Office of the Trustee in The City of New York accompanied by wire transfer instructions, provided that such Note is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

     Payment of principal of (and premium, if any) and interest due on any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security for all purposes under the Indenture.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



[SEAL]                     INTERNATIONAL MULTIFOODS CORPORATION


                           By
                              ---------------------------------
                              Title:

Attest:


------------------------
Title:


Dated:






                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                           FIRST TRUST OF NEW YORK,
                           NATIONAL ASSOCIATION,
                           as Trustee


                           By
                              ------------------------
                              Authorized Signatory

                      INTERNATIONAL MULTIFOODS CORPORATION
                           Medium-Term Note, Series B
                              (Floating Rate Note)


     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued or to be issued in one or more series under an Indenture dated as of January 1, 1990, as amended and supplemented by the First Supplemental Indenture thereto, dated as of May 29, 1992 (the Indenture, as so amended and supplemented, being herein called the "Indenture"), between the Company and First Trust of New York, National Association (successor to Morgan Guaranty Trust Company of New York), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes (as defined below) and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as Medium-Term Notes, Series B (the "Notes"). By the terms of the Indenture, Securities, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     Unless otherwise set forth under "Other Terms" above, the Notes of this series are issuable only in registered form without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Notes of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture, and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series are in definitive registered form exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     If any Interest Payment Date, other than Maturity, for this Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day (except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding London Business
Day). If the Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to such Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delayed payment.

     REDEMPTION AND REPAYMENT PROVISIONS

     If an Initial Redemption Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. Notice of redemption will be given by mail to the Holder of this Note not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     Unless otherwise specified under "Other Terms" above, this Note will not be subject to any sinking fund.

     If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms", this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms". In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

     INTEREST PROVISIONS

     Commencing with the Interest Reset Date specified above, first following the Original Issue Date specified above, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Reset Period" for such Note, and the first day of each Reset Period being an "Interest Reset Date"). The Interest Reset Date will be, in the case of Notes which reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes (as defined below)) which reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which reset weekly, the Tuesday of each week, except as provided below; in the case of Notes which reset monthly, the third Wednesday of each month (with the exception of monthly reset 11th District Cost of Funds Rate Notes (as defined below), which will reset on the first calendar day of the month); in the case of Notes which reset quarterly, the third Wednesday of each March, June, September and December; in the case of Notes which reset semiannually, the third Wednesday of the two months of each year specified above; and in the case of Notes which reset annually, the third Wednesday of one month of each year specified above; PROVIDED, HOWEVER, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to this Note will be the Initial Interest Rate as set forth above. If any Interest Reset Date for any Note would otherwise be a day that is not a Business Day, the Interest Reset Date for such Note shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note (as defined below), if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Each adjusted rate shall be applicable on and after the Interest Reset Date to which it relates, to, but not including, the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined by the Calculation Agent specified above in accordance with the provisions of the applicable heading below.

     Unless otherwise specified above under "Other Terms", "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, with respect to LIBOR Notes, is also
a London Business Day (as defined below).   "London Business Day" means any day
(i) the Designated LIBOR Currency (as defined below) is other than the ECU, on which dealings in deposits in such Designated LIBOR Currency are transacted in the London interbank market or (ii) if the Designated LIBOR Currency is the ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made.

     DETERMINATION OF COMMERCIAL PAPER RATE

     If the Interest Rate Basis specified above is the Commercial Paper Rate, this Note is a "Commercial Paper Rate Note" and the interest rate with respect to this Note shall be the Commercial Paper Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Commercial Paper Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors

("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity designated above placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect immediately prior to such Commercial Paper Interest Determination Date.


     "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

          Money Market Yield =             D   X   360
                               -------------------------------
                                          360 - (D X M)             X     100

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

     DETERMINATION OF CD RATE

     If the Interest Rate Basis specified above is the CD Rate, this Note is a "CD Rate Note" and the interest rate with respect to this Note shall be the CD Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CD Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified above as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date shall be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified above as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the CD Rate on such CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated above in a denomination of $5,000,000; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect immediately prior to such CD Interest Determination Date.

     DETERMINATION OF CMT RATE

     If the Interest Rate Basis specified above is the CMT Rate, this Note is a "CMT Rate Note" and the interest rate with respect to this Note shall be the CMT Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CMT Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P. M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT
Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the
Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT
Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest
Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New
York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED, HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified above (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be two years.

     DETERMINATION OF FEDERAL FUNDS RATE

     If the Interest Rate Basis specified above is the Federal Funds Rate, this
Note is a "Federal Funds Rate Note" and the interest rate with respect to this Note shall be the Federal Funds Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Federal Funds Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (each as rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect immediately prior to such Federal Funds Interest Determination Date.

     DETERMINATION OF 11TH DISTRICT COST OF FUNDS RATE

     If the Interest Rate Basis specified above is the 11th District Cost of Funds Rate, this Note is an "11th District Cost of Funds Rate Note" and the interest rate with respect to this Note shall be the 11th District Cost of Funds Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable 11th District Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such 11th District Cost of Funds Rate Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related 11th District Interest Determination Date, the 11th District Cost of Funds Rate for such 11th District Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date.

     DETERMINATION OF KENNY RATE

     If the Interest Rate Basis specified above is the Kenny Rate, this Note is a "Kenny Rate Note" and the interest rate with respect to this Note shall be the Kenny Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Kenny Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Kenny Rate" means, with respect to any Kenny Rate Interest Determination Date, the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index is, and shall be, based upon 30 day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (iii) not subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any Kenny Rate Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

     DETERMINATION OF LIBOR

     If the Interest Rate Basis specified above is the LIBOR Rate, this Note is a "LIBOR Rate Note" and the interest rate with respect to this Note shall be the LIBOR Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable LIBOR Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "LIBOR" means, with respect to any LIBOR Interest Determination Date, the rate determined in accordance with the following provisions:

          (i) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates (unless the specified designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity designated above, commencing on the second London Business Day immediately following the LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified above as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified above, the rate for deposits in the Designated LIBOR Currency having the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified above as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR

     Page with respect to LIBOR Reuters by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

          (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading banks, having the Index Maturity designated above in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

     "Designated LIBOR Currency" means, as with respect to any LIBOR Note, the currency (including a composite currency), if any, designated above as the Designated LIBOR Currency. If no such currency is designated above, the Designated LIBOR Currency shall be U.S. dollars.

     "Designated LIBOR Page" means either (i) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Designated LIBOR Currency (if "LIBOR Reuters" is designated above), or (ii) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable designated LIBOR Currency (if "LIBOR Telerate" is designated above). If neither LIBOR Reuters nor LIBOR Telerate is specified above, LIBOR for the applicable Designated LIBOR Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Designated LIBOR Currency, page 3750) had been chosen.

     "Principal Financial Center" means, with respect to any LIBOR Note, unless otherwise specified above, the capital city of the country that issues as its legal tender the Designated LIBOR Currency of such Note, except that with respect to U.S. dollars and ECUs, the Principal Financial Center shall be The City of New York and Brussels, respectively.

     DETERMINATION OF PRIME RATE

     If the Interest Rate Basis specified above is the Prime Rate, this Note is a "Prime Rate Note" and the interest rate with respect to this Note shall be the Prime Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Prime Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page as such bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page for the Prime Interest Determination Date, the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent to provide such rate or rates; PROVIDED, HOWEVER, that if the bank or trust company selected as aforesaid is not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect immediately prior to such Prime Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rate Service (or such other page as may replace the NYMF page on the service for the purpose of displaying the prime rate or base lending rate of major banks).

     DETERMINATION OF TREASURY RATE

     If the Interest Rate Basis specified above is the Treasury Rate, this Note is a "Treasury Rate Note" and the interest rate with respect to this Note shall be the Treasury Rate (as defined below) plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Treasury Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above as published in H.15(519) under the heading, "Treasury bills--auction average (investment)" or, if not so published by 3.00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the average auction rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that such rate is not available by 3:00 P.M., New York City time, on such Treasury Interest Determination Date, or if no such auction is held in a particular week, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated above; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect immediately prior to such Treasury Interest Determination Date.

     GENERAL

     Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States law of general application.

     On or before the Calculation Date, the Calculation Agent will determine the interest rate in accordance with the foregoing. Upon the request of the Holder of this Note, the Calculation Agent will provide the interest rate then in effect, and, if determined, the interest rate which will become effective on the next Interest Reset Date with respect to this Note. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

     Unless otherwise specified above under "Other Terms," interest on this Note will accrue from and including the Original Issue Date or from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding the Interest Payment Date or Maturity, as the case may be. Accrued interest from the Original Issue Date or from the last date to which interest has been paid will be calculated by multiplying the face amount of the Note by an accrued interest factor. Such accrued interest factor is computed by adding the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. The interest factor for each such day (unless otherwise specified above under "Other Terms") is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, CD Rate Notes, Federal Funds Rate Notes, 11th District Cost of Funds Rate Notes, LIBOR Notes and Prime Rate Notes, or by 365 days in the case of Kenny Rate Notes or by the actual number of days in the year, in the case of CMT Rate Notes or Treasury Rate Notes.

     Unless otherwise specified above under "Other Terms", the "Interest Determination Date" pertaining to an Interest Reset Date for (i) a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), (ii) a CD Rate Note (the "CD Interest Determination Date"), (iii) a Federal Funds Rate Note (the "Federal Funds Interest Determination Date"), (iv) a CMT Rate Note (the "CMT Interest Determination Date"), (v) a Kenny Rate Note (the "Kenny Rate Interest Determination Date"), or (vi) a Prime Rate Note (the "Prime Interest Determination Date") will be the second Business Day prior to such Interest Reset Date. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for an 11th District Cost of Funds Rate Note (the "11th District Interest Determination Date") will be the last Business Day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below). Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding each Interest Reset Date. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which

Treasury bills would normally be auctioned. If, as a result of a legal holiday, an auction is held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

     Unless otherwise specified above under "Other Terms", the "Calculation Date" pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

     All percentages resulting from any calculation with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on any Notes will be rounded to the nearest cent with one half cent being rounded upward.

     MISCELLANEOUS PROVISIONS

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or
(ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, the limitations set forth on the first page hereof) therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM--as tenants in common

     TEN ENT--as tenants by the entireties

     JT TEN--as joint tenants with right of survivorship and not as tenants in common

     UNF GIFT MIN ACT--_______________Custodian_______________
                            (Cust)                (Minor)

                        under Uniform Gift to Minors Act


     ----------------------------------------------------------------------
                                     (State)

     Additional abbreviations may be used though not in the above list.


                          -----------------------------

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ----------------------------------------------------------------------
|                                                                      |
 ----------------------------------------------------------------------




-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes
and
appoints
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------------------------------

Signature Guaranteed

------------------------                ------------------------------------
                                        NOTICE: The signature to this
                                        assignment must correspond
                                        with the name as written upon
                                        the face of the within
                                        Note in every particular,
                                        without alteration or
                                        enlargement or any change whatever.

                            OPTION TO ELECT REPAYMENT


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY --- In order for a Note that is repayable at the option of the Holder to be repaid prior to Stated Maturity, the option for repayment must be exercised by the applicable participant that has an account with the Depositary, on behalf of the beneficial owner of the Note, by delivering a written notice substantially similar to this form to the Trustee at its Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders), not more than 60 nor less than 30 days prior to the Repayment Date. Notices of election from participants on behalf of beneficial owners of the Note to exercise their option to have such Note repaid must be received by the Trustee by 5:00 P.M., New York City time, on the last day for giving such notice. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and shall be irrevocable. In addition, beneficial owners of the Note shall effect delivery at the time such notice of election is given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in the Note, on the Depositary's records, to the Trustee.]

     [INSERT IF THE SECURITY IS NOT A GLOBAL SECURITY --- In order for a Note that is repayable at the option of the Holder to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 60 days prior to the Repayment Date (i) the Note with the information required below duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the information required below duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and information duly completed are received by the Paying Agent by such Business Day. Unless otherwise specified above, exercise of the repayment option by the Holder of a Note shall be irrevocable. The repayment option may be exercised by the Holder of a Note for less than the entire principal amount of the Note, provided that the principal amount of the Note remaining outstanding after such repayment is of an authorized denomination.]

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Please Print or Typewrite Name and Address of the Undersigned)

     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the undersigned elects to have repaid:

------------------------------------------------------------------------------;
and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being
repaid):                             .
        -----------------------------


Dated:
        -------------------        ---------------------------

                                   ---------------------------


     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT C


                      INTERNATIONAL MULTIFOODS CORPORATION

                           MEDIUM-TERM NOTES, SERIES B

                            ADMINISTRATIVE PROCEDURE


     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated February 1, 1996 (the "Distribution Agreement"), between International Multifoods Corporation (the "Company") and Lehman Brothers, Lehman Brothers Inc., BA Securities, Inc., BT Securities Corporation, First Chicago Capital Markets, Inc. and J.P. Morgan Securities Inc. (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture as amended or supplemented. To the extent any procedure set forth below conflicts with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture or the Distribution Agreement shall control.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Purchase Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Purchase Agreement, as the "Purchasing Agent".

     The Company will advise each Agent in writing of those persons from the Company with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global certificate (a "Global Security") delivered to the Trustee, as custodian for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate (a "Certificated Security") delivered to a person designated by an Agent as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture or the Prospectus as amended or supplemented.

     Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of January 31, 1991 (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

POSTING RATES BY THE COMPANY:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY THE COMPANY:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATION OF SALE INFORMATION TO THE COMPANY BY AGENT AND SETTLEMENT
PROCEDURES:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

     (1)   Principal amount of Book-Entry Securities to be purchased;

     (2) If a Fixed Rate Book-Entry Security, the interest rate, initial interest payment date, Interest Payment Dates and Regular Record Dates;

     (3)   Trade Date;

     (4)   Settlement Date;

     (5)   Stated Maturity;

     (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable exchange rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only) and the Exchange Rate Agent;

     (7) Selected Currencies, the Base Exchange Rate and the Determination Agent, if applicable;

     (8)   Issue Price;

     (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

     (10)  Net proceeds to the Company;

     (11) If a redeemable Book-Entry Security, such of the following as are applicable:

           (i)      Initial Redemption Date,

           (ii)     Initial Redemption Percentage (% of par), and

           (iii)    Annual Redemption Percentage Reduction;

     (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

           (i)      Interest Rate Basis,

           (ii)     Index Maturity,

           (iii)    Spread or Spread Multiplier,

           (iv)     Maximum Rate,

           (v)      Minimum Rate,

           (vi)     Initial Interest Rate,

           (vii)    Interest Reset Dates,

           (viii)   Calculation Dates,

           (ix)     Interest Determination Dates,

           (x)      Interest Payment Dates,

           (xi)     Regular Record Dates, and

           (xii)    Calculation Agent;

     (13) Name, address and taxpayer identification number of the registered owner(s);

     (14)  Denomination of certificates to be delivered at settlement;

     (15)  Book-Entry Security; and

     (16)  Selling Agent or Purchasing Agent.

     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously obtained by the Company representing such Book-Entry Security and then the Company will advise the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

     C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

     (1)   The applicable Sale Information;

     (2) CUSIP number of the Global Security representing such Book-Entry Security;

     (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

     (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

     (5)   The interest payment period; and

     (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

     D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

     E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

     F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at First Bank National Association, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

     L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the Participants for whom the Depositary has credited Book-Entry Securities.

PREPARATION OF PRICING SUPPLEMENT:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies (or one copy if sent by facsimile) of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will file, or arrange to have filed, the Pricing Supplement with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

DELIVERY OF CONFIRMATION AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

DATE OF SETTLEMENT:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third Business Day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

SETTLEMENT PROCEDURE TIMETABLE:

     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

SETTLEMENT
PROCEDURE  TIME
---------  ----

A          11:00 a.m.    on the Business Day following the Trade Date

B          1:00 p.m.     on the Business Day following the Trade Date

C          2:00 p.m.     on the second Business Day immediately preceding the
                         Settlement Date

D          3:00 p.m.     on the Business Day immediately preceding Settlement
                         Date

E         10:00 a.m.     on the Settlement Date

F-G        2:00 p.m.     on the Settlement Date

H          4:45 p.m.     on the Settlement Date

I          5:00 p.m.     on the Settlement Date


     If a sale is to be settled one Business Day after the Trade Date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 a.m., 1:00 p.m. and 2:00 p.m. on the Trade Date. If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

     If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

FAILURE TO SETTLE:

     If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

     If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such Participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than solely as a result of a default by the applicable Agent to perform its obligations in all material respects hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

POSTING RATES BY COMPANY:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY COMPANY:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part.

Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATION OF SALE INFORMATION TO COMPANY BY AGENT:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

     (1)   Principal amount of Certificated Securities to be purchased;

     (2) If a Fixed Rate Certificated Security, the interest rate, initial interest payment date, Interest Payment Dates and Regular Record Dates;

     (3)   Trade Date;

     (4)   Settlement Date;

     (5)   Stated Maturity;

     (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable exchange rate for such Specified Currency and the Exchange Rate Agent;

     (7) Selected Currencies, the Base Exchange Rate and the Determination Agent, if applicable;

     (8)   Issue Price;

     (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

     (10)  Net proceeds to the Company;

     (11) If a redeemable Certificated Security, such of the following as are applicable:

           (i)      Initial Redemption Date,

           (ii)     Initial Redemption Percentage (% of par), and

           (iii)    Annual Redemption Percentage Reduction;

     (12) If a Floating Rate Certificated Security, such of the following as are applicable:

           (i)      Interest Rate Basis,

           (ii)     Index Maturity,

           (iii)    Spread or Spread Multiplier,

           (iv)     Maximum Rate,

           (v)      Minimum Rate,

           (vi)     Initial Interest Rate,

           (vii)    Interest Reset Dates,

           (viii)   Calculation Dates,

           (ix)     Interest Determination Dates,

           (x)      Interest Payment Dates,

           (xi)     Regular Record Dates, and

           (xii)    Calculation Agent;

     (13) Name, address and taxpayer identification number of the registered owner(s);

     (14)  Denomination of certificates to be delivered at settlement;

     (15)  Certificated Security; and

     (16)  Selling Agent or Purchasing Agent.

PREPARATION OF PRICING SUPPLEMENT BY COMPANY:

     If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies (or one copy if sent by facsimile) of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will file, or arrange to have filed, the Pricing Supplement with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

DELIVERY OF CONFIRMATION AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing

Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

DATE OF SETTLEMENT:

     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

INSTRUCTION FROM COMPANY TO TRUSTEE FOR PREPARATION OF CERTIFICATED SECURITIES:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent (as the case may be), but no later than 3:00 p.m. on the Business Day immediately preceding the Settlement Date, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 12 noon, New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 9:00 a.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

PREPARATION AND DELIVERY OF CERTIFICATED SECURITIES BY TRUSTEE AND RECEIPT OF PAYMENT THEREFOR:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction at or prior to 12 noon, New York City time, on the Settlement Date.

     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 12 noon, New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. At or prior to 2:15 p.m., New York City time, on the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

FAILURE OF PURCHASER TO PAY SELLING AGENT:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount of immediately available funds equal to the amount previously paid to the Company in respect of such Certificated Security. Such returns will be made on the Settlement Date, if possible, and in any event not later than 12 noon, New York City time, on the Business Day following the Settlement Date. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                                                       EXHIBIT D

                                            INTERNATIONAL MULTIFOODS CORPORATION
                                                 MEDIUM-TERM NOTES, SERIES B
             AUTHENTICATION CERTIFICATE SUPPLEMENTAL TO THE OFFICERS' CERTIFICATE AND AUTHENTICATION ORDER DATED
                                                    FEBRUARY 1, 1996

Form of Note:                                                   Denominations:  $___________________________________________
  / /   Book-Entry
  / /   Certificated                                            Interest Rate/Initial Interest Rate:________________________
        Name and Address of Registered Owner:
                                                                Interest Payment Dates:_____________________________________

        Taxpayer Identification Number of                       First Interest Payment Date:________________________________
        Registered Owner:___________________________________
                                                                Regular Record Dates:_______________________________________
Principal Amount:  U.S. $___________________________________
                                                                Interest Determination Dates:_______________________________
Original Issue Date:________________________________________
                                                                Interest Reset Dates:_______________________________________
Maturity Date:______________________________________________
                                                                Calculation Dates:__________________________________________
Interest Rate Basis:
                                                                Index Maturity:_____________________________________________
  / /   Fixed Rate Note
  / /   Commercial Paper Rate Note                              Spread:_____________________________________________________
  / /   CD Rate Note
  / /   CMT Rate Note                                           Spread Multiplier:__________________________________________
  / /   Designated CMT Telerate Page:_______________________
  / /   Designated CMT Maturity Index:______________________    Maximum Interest Rate:______________________________________
  / /   Federal Funds Rate Note
  / /   11th District Cost of Funds Rate Note                   Minimum Interest Rate:______________________________________
  / /   Kenny Rate Note
  / /   LIBOR Note                                              For Original Issue Discount Notes:
  / /   Designated LIBOR Currency:__________________________
  / /   Designated LIBOR Page:______________________________            Original issue discount:___________________________%
  / /   Prime Rate Note
  / /   Treasury Rate Note                                              Yield to maturity:_________________________________%
  / /   Other Base Rate (as described below)
  / /   Zero Coupon Note (as described below)                   Calculation Agent:__________________________________________
  / /   Currency Indexed Note (as described below)
  / /   Commodity Indexed Note (as described below)             Determination Agent:________________________________________
  / /   Amortizing Note (as described below)
                                                                Currency Determination Agent:_______________________________
Issue Price (Dollar Amount and Percentage of Principal
        Amount):  $__________/__________%                       Aggregate initial offering price of Debt Securities
                                                                        issued under Registration Statement No. 33-65221
Agent's Commission:  $______________________________________            through date hereof (including this Note):  $_______

Net Proceeds to the Company:  $_____________________________    Aggregate initial offering price of Notes issued
                                                                        through date hereof (including this Note):  $_______
Trade Date:_________________________________________________
                                                                CUSIP Number:_______________________________________________
Settlement Date:____________________________________________

Redemption Terms:

Repayment Terms:

Other Terms:                                                    INTERNATIONAL MULTIFOODS CORPORATION

                                                                By_________________________________________________________*

Dated:____________________________________, 199__               By_________________________________________________________*



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*  To be signed by (1) the Chairman of the Board, the President or a Vice President and (2) the Treasurer, an Assistant
   Treasurer, the Secretary or an Assistant Secretary.

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